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                                                                   EXHIBIT 23.2


                      Consent of Independent Accountants

We consent to the reference in the Pre-Effective Amendment No. 2 to registration statement on Form S-3 (File No. 333-28575) dated July 22, 1997 of Physicians Resource Group, Inc. of our report dated April 5, 1996, of our audits of the financial statements of EyeCorp, Inc. as of December 31, 1995 and for the two years in the period ended December 31, 1995.


Coopers & Lybrand L.L.P.
Memphis, Tennessee
September 2, 1997